UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 29, 2022

Avient Corporation
(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-16091	34-1730488

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Avient Center
33587 Walker Road
Avon Lake, Ohio 44012
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (440) 930-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $.01 per share	AVNT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

    This Amendment No. 1 to the Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission on September 1, 2022 (the “Original 8-K”), amends and restates in its entirety Item 9.01 of the Original 8-K to include certain pro forma financial information required by Item 9.01 of Form 8-K in connection with (i) the acquisition by Avient Corporation (“Avient”) from Koninklijke DSM N.V. (“Seller”) of (a) all of the equity of DSM Protective Materials International B.V., DSM Protective Materials B.V. and DSM Protective Materials LLC and (b) certain other assets related to Seller’s protective materials business (such equity and assets together, the “DPM Business”) (such acquisition of the DPM Business, the “Acquisition”) and (ii) Avient’s then-pending disposition of its Distribution business. The remainder of the information contained in the Original 8-K is not hereby amended.

Item 9.01     Financial Statements and Exhibits.

(a) Financial Statement of Business Acquired.

    Avient previously provided the financial statements required by Item 9.01(a) of Form 8-K as Exhibit 99.1 to its Current Report on Form 8-K filed on August 3, 2022.

(b) Pro Forma Financial Information.

    Avient previously provided the pro forma financial statements giving effect to the Acquisition as Exhibit 99.2 to its Current Report on Form 8-K filed on August 3, 2022. Unaudited pro forma financial information giving effect to the Acquisition and the disposition of Avient’s Distribution business is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated in this Item 9.01(b) by reference.

(d) Exhibits:

Number	Exhibit
2.1
Sale and Purchase Agreement of the DSM Protective Materials Business, by and among Koninklijke DSM N.V., Avient Corporation and, solely for the purposes of Clause 2.1 and Clause 2.2, Fiber-Line International B.V., dated June 23, 2022 (incorporated herein by reference to Exhibit 2.1 to Avient’s Form 8-K filed June 24, 2022, Commission File No. 001-16091).†

10.1
Amendment Agreement No. 7, dated as of August 29, 2022, by and among Avient Corporation, the lenders party thereto and Citibank, N.A., as administrative agent (incorporated herein by reference to Exhibit 10.1 to Avient’s Form 8-K filed September 1, 2022, Commission File No. 001-16091).

99.1	Press Release (incorporated herein by reference to Exhibit 99.1 to Avient’s Form 8-K filed September 1, 2022, Commission File No. 001-16091).
99.2
Unaudited pro forma condensed combined financial information of Avient Corporation (incorporated herein by reference to Exhibit 99.1 to Avient’s Form 8-K filed November 7, 2022, Commission File No. 001-16091).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

† The exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIENT CORPORATION

By: /s/ Lisa K. Kunkle
Name: Lisa K. Kunkle
Title: Senior Vice President, General Counsel & Secretary

Dated: November 7, 2022